UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 14, 2005

priceline.com Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25581	06-1528493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue
Norwalk, Connecticut 06854

(Address of Principal Executive Offices and Zip Code)

(203) 299-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 14, 2005, priceline.com ACME Limited (the “Acquirer”), a newly formed, wholly (indirectly) owned English subsidiary of priceline.com Incorporated (the “Company”), entered into a Share Sale and Purchase Agreement with shareholders and option holders of Bookings B.V. (“Bookings”), one of Europe’s leading providers of online services for booking hotel reservations.  The Share Sale and Purchase Agreement is described in greater detail in section 2.01 below.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 14, 2005, pursuant to the Share Sale and Purchase Agreement, the Acquirer acquired 100% of the total issued share capital of Bookings.  The total consideration for all of the Bookings shares was €109 million (approximately $132 million), subject to certain post-closing adjustments.  Substantially all of the total consideration for the Bookings shares was paid in available cash, of which €10.9 million is held in escrow.

As part of the transaction, the Company, priceline.com International Limited, a newly formed, wholly (indirectly) owned English subsidiary of the Company (“New UK Holding”) and the Acquirer entered into arrangements with 6 key members of the management of Bookings.  Under these arrangements, the key managers purchased securities in the form of Series C ordinary shares of New UK Holding, representing approximately 6% of the share capital of New UK Holding for a total consideration of approximately £10.6 million (approximately $18.7 million).  In addition, the key managers of Bookings were granted restricted stock units that are payable in Series C ordinary shares of New UK Holding with an aggregate fair market value of approximately $1,000,000.  Subject to certain exceptions, these granted restricted stock units will vest on February 1, 2008.  The restricted stock units will not vest if the manager is not a “good leaver” or no longer a “group” employee at the vesting date.  The definition of “good leaver” includes managers who are dismissed, other than for cause, following a change in control of the Company.

As provided in the Articles of Association of New UK Holding, the holders of the Series C ordinary shares have the right to put their shares to the Company (through a wholly (indirectly) owned subsidiary) and the Company (through a wholly (indirectly) owned subsidiary) has the right to call the Series C ordinary shares, in each case at a purchase price reflecting the fair market value of the shares at the time of exercise.  Subject to certain exceptions, one-third of the granted Series C ordinary shares will be subject to the put and call options in each of 2006, 2007 and 2008, respectively, during the relevant annual option exercise period.  Moreover, subject to certain exceptions, all of the Series C ordinary shares issuable under the granted restricted stock units will be subject to put and call options in August 2008.

Certain employees of Bookings were also granted an aggregate of 150,000 non-qualified stock options to acquire shares of the common stock of the Company under the priceline.com Incorporated 1999 Omnibus Plan, as amended (the “Plan”). In addition, certain managers of Bookings were granted an aggregate of approximately 54,000 restricted stock units that are payable in common shares of the Company under the Plan.  The grant of these restricted stock units payable in common shares of the Company was in lieu of cash consideration that those managers of Bookings were to be paid under the existing Bookings employee retention plan.  Subject to certain exceptions, including accelerated vesting upon certain events constituting a change of control, the restricted stock units granted pursuant to the Plan will vest ratably over a three-year period, with one-third of the restricted stock units to vest on the first, second and third anniversaries of the date of the grant of such restricted stock units.

Prior to the transaction, New UK Holding entered into certain arrangements with the managers of Active Hotels Limited (“AHL”).

The managers of AHL acquired securities in the form of Series B ordinary shares of New UK Holding (with such rights attaching to the securities, as were attached to the Series B ordinary shares that they previously held in AHL) in exchange for the Series B ordinary shares they each held in AHL, representing approximately 2% of the share capital of New UK Holding.  Series B ordinary shares are subject to similar put and call options as the Series C ordinary shares (as outlined above) including after a change in control of the Company.  Prior to the transaction, the Company (through a wholly (indirectly) owned subsidiary) also acquired  securities in the form of Series A ordinary shares of New UK Holding (with such rights attaching to the securities, as were attached to the Series A ordinary shares in AHL) in exchange for the Series A ordinary shares in the capital of AHL.

The foregoing descriptions of the Share Sale and Purchase Agreement and the Articles of Association of New UK Holding do not purport to be complete and are qualified in their entirety by reference to the complete texts of the agreement and the articles of association which are included as Exhibits 2.1 and 10.1, respectively, and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Conditions

In a press release dated July 14, 2005, a copy of which is attached as Exhibit 99.2, the Company provided an estimate of its financial results for the second quarter ended June 30, 2005 and updated its 2005 guidance.

The information in this Item 2.02 and the exhibit attached hereto are being furnished and is being furnished and will not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On July 14, 2005, the Company issued a press release announcing its acquisition of shares of Bookings.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  On that date, the Company issued a second press release providing, among other things, an estimate of its financial results for the second quarter ended June 30, 2005, and a copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 and the exhibits attached hereto are being furnished and will not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired.

To be filed by amendment within the period specified in Form 8-K, Item 9.01(a)(4).

(b) Pro Forma Financial Information.

To be filed by amendment within the period specified in Form 8-K, Item 9.01(b)(2).

(c) Exhibits.

Exhibit No.	Description

2.1	Share Sale and Purchase Agreement dated July 14, 2005 by and between priceline.com ACME Limited and Blue Sky Investments B.V.

10.1	Articles of Association of priceline.com International Limited.

99.1	Press release issued July 14, 2005 regarding the acquisition of shares of Bookings B.V.

99.2	Press release issued by priceline.com Incorporated on July 14, 2005 relating to, among other things, its second quarter ended June 30, 2005 earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 20, 2005	PRICELINE.COM INCORPORATED

		By:	/s/ Jeffery H. Boyd
Name: Jeffery H. Boyd
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Share Sale and Purchase Agreement dated July 14, 2005 by and between priceline.com ACME Limited and Blue Sky Investments B.V.

10.1	Articles of Association of priceline.com International Limited.

99.1	Press release issued July 14, 2005 regarding the acquisition of shares of Bookings B.V.

99.2	Press release issued by priceline.com Incorporated on July 14, 2005 relating to, among other things, its second quarter ended June 30, 2005 earnings.